EXHIBIT 10 (ii)
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                 BANYAN STRATEGIC REALTY TRUST (the "Company")
                     1997 OMNIBUS STOCK AND INCENTIVE PLAN


I.    GENERAL.

      The purpose of this 1997 Omnibus Stock and Incentive Plan (the "Plan") is to link the personal interests of participants in the Plan to those of the Company's stockholders by granting participants nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance shares and performance units. By doing so, the Company believes it will be able to retain and attract those highly competent individuals upon whose judgment, initiative and leadership the Company's success in large measure depends. Subject to approval by the holders of the Company's shares of beneficial interest, the Plan shall
become effective     July 9, 1997      (the "Effective Date") and will
remain in effect, subject to the Board's right to terminate or amend at any time until all the Shares subject to the Plan have been purchased or
acquired, but in no event may an award be granted on or after     July 9,
2007.

II.   ADMINISTRATION.

      The Board shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including:
(i) determining the size and types of Awards as well as the terms and conditions of each Award; (ii) determining which Persons may participate in the Plan; (iii) prescribing, amending or rescinding rules and regulations relating to the Plan; (iv) determining the terms and provisions (and amendments thereof) of the respective Plan Agreements (which need not be identical), including the terms and provisions (and amendments) as required in the Board's judgment to conform to any change in law or regulation applicable thereto; and (v) making all other determinations deemed necessary or advisable for administrating the Plan. The Board may form a committee to exercise its authority hereunder provided that the committee must be comprised of no less than three Persons, all of whom must be Independent Trustees.

      Each Award granted hereunder must be evidenced by minutes of a meeting or the unanimous written consent of the Board. Except for Awards granted to the Independent Trustees, the Board may at any time, and from time to time, amend or suspend the Plan. Except as otherwise provided in the Plan, the Board may modify, extend, replace or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not yet otherwise exercised) and grant new Awards in substitution therefore. Notwithstanding the foregoing, no amendment or suspension of the Plan without the written consent of a Participant may alter or impair the rights of the Participant under any Award previously granted to the Participant. The Board's determination on the foregoing matters will be conclusive.

III.  ELIGIBILITY.

      Except as provided herein, all Employees or Trustees of the Company are eligible to participate in the Plan. The Board shall select, from among the eligible Trustees and Employees, those Persons to whom Awards may be granted.

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IV.   TYPES OF AWARDS.

      (A)    STOCK OPTIONS

             (i) GRANT/EXERCISE. The Board may grant Options to Participants in number and on terms determined by the Board; provided, however, that each Person serving as an Independent Trustee on the tenth business day after final adjournment of the Company's annual meeting
convened on     July 8, 1997      shall receive an Option to acquire 2,000
Shares, and provided further that each Person serving as an Independent Trustee ten business days after the final adjournment of each succeeding annual meeting will be granted an Option to purchase 2,000 Shares.

             Each grant of an Option must be evidenced by a Plan Agreement specifying the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board determines. The Plan Agreement will also specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or alternatively an NQSO not covered by Code Section 422; provided that an ISO may only be granted to Employees. The Exercise Price for each grant of an Option under this Plan may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant and provided further that: (i) the Fair Market Value with respect to an ISO may not exceed the maximum limitation in Section 422 of the Code in the first year that the option may be exercised; provided that the incentive options exceeding the limitations will be treated as non-qualified stock options; (ii) the exercise price may not be less than 100% of Fair Market Value on the date of grant with respect to an ISO granted to any individual who at the time of grant owns more than 10% of the total voting power of the Company (a "10% Owner").

             Options granted hereunder will be exercisable at such times and be subject to such restrictions and conditions as the Board may determine in each instance. These terms and conditions need not be the same for each grant or for each Participant. Each Option granted to an Employee will expire at the time determined by the Board at the time of the grant; provided, however, that no Option may be exercised later than the tenth
(10th) anniversary date of its grant, or in the case of ISOs granted to a 10% Owner, five (5) years.

             (ii) PAYMENT. Options must be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Exercise Price must be paid in either:
(a) cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and
(b). The Board also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company will deliver Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s) to the Participant, in the Participant's name.

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             (iii) RESTRICTIONS ON TRANSFERABILITY.  The Board, in its sole discretion, may impose restrictions on the transfer of any Shares acquired pursuant to the exercise of an Option. Further, no ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All ISOs granted to a Participant under the Plan will be exercisable during the lifetime of the Participant, only by the Participant or in the event of Disability by the Participant's legal representative. Except as otherwise provided in a Participant's Plan Agreement, no NQSO granted hereunder may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All NQSOs granted to a Participant hereunder will be exercisable during the lifetime of the Participant, only the Participant or in the event of Disability by the Participant's legal representative.

             (iv) TERMINATION. Each Plan Agreement will set forth the extent to which the Participant may exercise Options following termination of the Participant's employment or trusteeship with the Company. These provisions need not be uniform among all Plan Agreements and may reflect distinctions based on the reasons for termination, all in the Board's discretion.

      (b)    STOCK APPRECIATION RIGHTS

             (i) GRANT/EXERCISE. The Board may grant SARs to any Employee Participants in number and on terms and conditions determined by the Board.

The Board may grant Freestanding SARs, Tandem SARs or any combination of these forms. The grant price of a Freestanding SAR will be equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs will be equal to the Exercise Price of the related Option. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO:
(a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may not exceed one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO. Freestanding SARs may be exercised on terms and conditions set forth by the Board. Each grant of an SAR will be evidenced by a Plan Agreement specifying the grant price, the term of the SAR, and such other provisions as the Board determines. The term of an SAR granted under the Plan as determined by the Board, in it sole discretion, may not, in any event, exceed ten (10) years.

             (ii) PAYMENT. Upon exercise of an SAR, the Company will pay the Participant an amount determined by multiplying:

                   (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

                   (b) the number of Shares with respect to which the SAR is exercised.

             At the Board's discretion, the Company may pay amounts due a Participant on exercise of any SAR in cash, Shares of equivalent value, or in some combination thereof. The Board's determination regarding the form of SAR payout will be set forth in the Plan Agreement pertaining to the grant of the SAR.

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             (iii) TERMINATION.  Each Plan Agreement relating to an SAR will set forth the extent to which a Participant may exercise the SAR following termination of the Participant's employment or trusteeship with the Company and/or its Subsidiaries. These provisions will be determined in the Board's discretion and need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

             (iv) RESTRICTIONS ON TRANSFERABILITY. Unless provided otherwise in a Participant's Plan Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All SARs granted to a Participant under the Plan will be exercisable during the Participant's lifetime, only by the Participant or in the event of Disability by the Participant's legal representative.

      (c)    RESTRICTED STOCK

             (i) GRANT. The Board may grant Shares of Restricted Stock to any Employee Participants in amounts determined by the Board. Each grant of Restricted Stock must be evidenced by a Plan Agreement specifying the Restricted Period, the number of Shares of Restricted Stock granted, and such other provisions as determined by the Board.

             (ii) RESTRICTIONS. Except as provided in the Participant's Plan Agreement, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restricted Period established by the Board. All rights with respect to the Restricted Stock granted to a Participant under the Plan will be available during the Participant's lifetime, and only to the Participant. The Board may also impose such other conditions and/or restrictions on any Shares of Restricted Stock as it deems advisable, including requiring that Participants pay a stipulated purchase price for each Share of Restricted Stock or that the Company or individual achieve certain performance goals or other restrictions under applicable federal or state securities laws. The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until all of the conditions and/or restrictions applicable to these Shares have been satisfied.

             Except as provided in the Participant's Plan Agreement, the Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will become freely transferable by the Participant after the last day of the applicable Restricted Period.

             (iii) VOTING RIGHTS/DISTRIBUTIONS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Restricted Period. During this time, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid in respect of the underlying Shares. The Board may apply any restrictions to the dividends that it deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to the Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception.


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             (iv)  TERMINATION.  Each Plan Agreement will set forth the extent to which the Participant may receive unvested Restricted Stock following termination of the Participant's employment or trusteeship with the Company. These provisions will be determined in the Board's discretion, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however, that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees will occur at the time they otherwise would have, but for the termination.

      (d)    PERFORMANCE UNITS AND PERFORMANCE SHARES

             (i) GRANT/VALUE. The Board may grant Performance Units and/or Performance Shares to any Employee Participant in such amounts and upon such terms as determined by the Board. Each Performance Unit will have an initial value that is established by the Board at the time of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board will set performance goals in its discretion which will determine the number and/or value of Performance Units/Shares paid to a Participant. For these purposes, the time period during which the performance goals must be met will be called a "Performance Period."

             (ii) EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period.

             (iii) TIME AND FORM OF PAYMENT. Payment of Performance Units/Shares earned by a Participant will be made in a single lump sum following the close of the applicable Performance Period. The Board, in its sole discretion, may cause the Company to pay any Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

Any such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout will be set forth in the Participant's Plan Agreement.

             At the Board's discretion, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with the grant of Performance Units/Shares which have been earned, but not yet distributed to Participants, provided that these dividends will be subject to the same accrual, forfeiture, and payout restrictions applicable to dividends earned in respect of Shares of Restricted Stock. In addition, Participants may, at the discretion of the Board, be entitled to exercise voting rights with respect to these Shares.

             (iv) TERMINATION. Unless determined otherwise by the Board, if a Participant is terminated by reason of death, disability, or retirement during a Performance Period, the Participant will receive a payout of the Performance Units/Shares which is prorated, as specified by the Board in its discretion. If a Participant is terminated for any reason, all Performance Units/Shares will be forfeited by the Participant to the Company unless determined otherwise by the Board. Generally, payment of Performance Units/Shares earned by a Participant will be made at a time specified by the Board in its sole discretion and set forth in the Participant's Plan Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments will be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

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             (v)   RESTRICTIONS ON TRANSFER.  Except as otherwise provided
in a Participant's Plan Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All SARs granted to a Participant under the Plan will be exercisable during the Participant's lifetime, only by the Participant or in the event of Disability by the Participant's legal representative.

V.    SHARES SUBJECT TO THE PLAN, MAXIMUM AWARDS, RESTRICTIONS AND
VALUATION.

      (a)    NUMBER OF SHARES

      The stock subject to the Awards granted under this Plan will be the Company's shares of beneficial interest, par value $0.01, and any other stock or security resulting from the adjustment thereof or substitution therefor. There shall be 1.0 million Shares reserved and available for Awards granted hereunder. The Shares issued upon exercise of an Award may be authorized and unissued Shares, or Shares issued and reacquired by the Company.

      (b)    RELEASE OF SHARES

      If any Award granted hereunder is cancelled, expires or terminates for any reason without having been exercised in full, the Shares subject to the Award will not thereafter be available for grant under this Plan except if and to the extent issued to a Participant under the Plan in replacement for outstanding Awards surrendered by the Participant.

      (c)    ADDITIONAL RESTRICTIONS ON SHARES

      In addition to the restrictions on transfer which the Board may impose on the Shares issuable on exercise of an Award or on the Award itself, all Shares issued upon the exercise of an Award and the Awards will be subject to applicable federal and state laws, rules and regulations including, as may be required, approval by any government or regulatory agency. The Company may cause any Shares or Awards to be properly marked with a legend or other notation reflecting the limitations on transfer. Fractional Shares will not be delivered, but will be rounded to the next lower number of Shares.

      (d)    STOCK VALUATION

      Any determination of the value or closing price of the Shares required by the Plan shall be determined in accordance with the following provisions, as applicable (which value or closing price shall be referred to herein as the "Fair Market Value per Share," or for a group of Shares a total "Fair Market Value"):

             (i) if, on the relevant date, the Shares are traded on a national or regional securities exchange or on the NASDAQ National Market, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no sale on the relevant date, then on the last previous day on which a sale was reported;

             (ii) if, on the relevant date, the Shares are not listed on any securities exchange or traded on the NASDAQ National Market, but otherwise are publicly-traded and reported on NASDAQ, on the basis of the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ; but if there are no bid and asked quotations in the over-the-counter market as reported by NASDAQ on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ on the last previous day any bid and asked prices were quoted; and

             (iii) if, on the relevant date, the Shares are not publicly-traded as described in (i) or (ii), in good faith by the Board.

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VI.   PLAN AGREEMENTS, VESTING AND CANCELLATION PROVISIONS.

      (a)    PLAN AGREEMENTS

      Each Award granted hereunder will be evidenced by a written Plan Agreement specifying, among other things, the period for which the Award is granted, the number of Shares covered by the Award, the Exercise Price and the exercise schedule. The grant and exercise of Awards hereunder are sub-ject to all applicable federal, state and local laws, rules and regulations and, if required, any approvals by any government or regulatory agency.

      (b)    EXERCISE OF AWARDS

      Except for Stock Options awarded to the Independent Trustees, Awards granted hereunder will generally vest and be exercisable in installments as follows: (i) to the extent of 33.3% of the number of Shares commencing on the first anniversary of the date of grant; (ii) to the extent of an additional 33.3% of Shares commencing on the second anniversary of the date of grant; and (iii) to the extent of an additional 33.4% of Shares commencing on the third anniversary of the date of grant; provided that the Board may accelerate vesting in the event of a participant's death, permanent disability or retirement in accordance with the Company's retirement policy or where acceleration of vesting is, in the Board's judgment, in the Company's best interest provided further that no Award will vest if, to do so, would create a situation in which would result in an "excess parachute payment" within the meaning of Section 280G of the Code. Stock Options granted to the Independent Trustees hereunder will vest and be exercisable in installments as follows: (i) to the extent of 50.0% of the number of Shares commencing on the first anniversary of the date of grant; and (ii) to the extent of 50.0% of the number of Shares commencing on the second anniversary of the date of grant. If the Participant does not, in any given period, purchase all of the Shares subject to the Award, the Participant's right to purchase any Shares not purchased in the period will continue until the expiration or sooner termination of the Award, except to the extent provided otherwise in the Plan Agreement. Except as otherwise provided herein or in a Plan Agreement, as a condition to the grant of an award to any Employee, the Participant must remain in the continuous employ of the Company or its subsidiaries for the period of time specified by the Board in the Plan Agreement. To exercise an Award, the Participant must give written notice to the Company's Vice President General Counsel at the Company's office at Suite 2900, 150 South Wacker Drive, Chicago, Illinois 60606 (or the office which is the successor main office or which is otherwise designated as the office to which notice is to be given) of the number of Shares to be acquired and make any arrangements with the Vice President General Counsel as are acceptable to the Vice President General Counsel to satisfy the Participant's federal, state and local tax withholding obligations and satisfy the Participant's obligation under the Plan and the Plan Agreement.

      (k)    CANCELLATION OF AWARDS

      Except as otherwise provided, Awards granted to Employees are exercisable only prior to "termination of employment" as defined herein. A Person will be considered to incur a "termination of employment" on the latest date on which the Person no longer is, for whatever reason, an officer or Employee of the Company or its subsidiaries ("Termination of Employment"). Notwithstanding anything herein to the contrary, if a Participant incurs a Termination of Employment due to death or permanent and total disability or retirement in accordance with the Company's retirement policy, all Awards granted under the Plan and outstanding on the date of the Termination of Employment will be exercisable to the extent provided in the Participant's Plan Agreement. Stock options granted to an Independent Trustee are exercisable only so long as the individual con-tinues to hold office; provided, however, that if the individual ceases to hold office due to death, permanent and total disability or expiration of the individual's term of office after the individual attains his 75th birthday, all Awards granted under the Plan will be exercisable in accordance with the individual's Plan Agreement.

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VII.  PROVISIONS APPLICABLE TO THE PLAN.

      (a)    INVESTMENT REPRESENTATION

      If the disposition of Shares acquired on exercise of any Award is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from registration, the Shares will be restricted against transfer to the extent required by the Securities Act or regulations thereunder. Each Plan Agreement will contain a requirement that, on demand by the Board, the individual exercising an Award will state in writing, as a condition precedent to each exercise, that the Participant is acquiring the Shares for investment only and not for resale or with a view to distribution. The Board may set forth in a Plan Agreement other terms and conditions relating to the registration or qualification of the Shares under federal or state securities laws as it desires.

      (b)    EFFECT OF CERTAIN CHANGES

             (i) ADJUSTMENTS. If the Company declares a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sells all or a substantial portion of its assets (if measured on either a stand-alone or consolidated basis), undertakes a reorganization, rights offering, share offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Board may adjust or substitute, as the case may be, the number of Shares available for Awards under the Plan, the number of Shares covered by outstanding Awards, the exercise price per Share of outstanding Awards, any target Fair Market Value per Share that the Shares are required to reach for all or a portion of any Awards to vest, and any other characteristics or terms of the Awards as the Board deems necessary or appropriate to equitably reflect the effects of those changes to the Award holders; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated by rounding to the next lower whole number of Shares with appropriate payment for the fractional Shares as determined by the Board. The Board may waive any limitations set forth in or imposed pursuant to the terms and conditions of the Plan or a Plan Agreement so that all Awards, from and after a date prior to the effective date of an event specified above or a Change in Control (as defined herein), will be exercisable in full.

             (ii) DISSOLUTION, LIQUIDATION, TRUST SEPARATION OR DIVISION. If the Board proposes to dissolve or liquidate the Company or the Company is involved in any other corporate transaction or event and having effects on the Awards similar to any of the foregoing, the Board may terminate each outstanding Award granted under the Plan as of a date fixed by the Board; provided, however, that not less than thirty (30) days prior written notice of the date so fixed shall be given to each Participant (or Beneficiary), who shall have the right, during the thirty (30) days preceding such date, to exercise all Awards, whether or not otherwise exercisable, as to all or any part of the Shares covered thereby.

             (iii) MERGER, CONSOLIDATION, OR SALE OF ASSETS. If the Company is merged into or consolidated with another entity under circumstances where the Company is not the surviving corporation, or the Company sells or otherwise disposes of all or a substantial portion of its assets or is involved in any other transaction or event which has an effect on the Shares or Awards similar to the foregoing, then all Awards outstanding under the Plan will immediately vest and become exercisable at that time and the Board may cancel all outstanding Awards as of the effective date of any

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      transaction or event; provided that not less than thirty (30) days prior written notice of the date so fixed for cancellation shall be given to each Participant (or Beneficiary), who shall have the right, during the thirty (30) days preceding the effective date of the transaction or event, to exercise all Awards, whether or not otherwise exercisable, as to all or any part of the Shares covered thereby.

             (iv) CERTAIN MERGERS AND CONSOLIDATIONS. The provisions of this Section VII(b) will not apply to a merger or consolidation in which the Company is the surviving entity and Shares are not converted into or exchanged for stock, securities of any other entity, cash or any other thing of value.

             (v) DEFINITION OF SHARES. In the event of a change in the Company's Shares as presently constituted, the Shares resulting from any change shall be deemed to be the Shares within the meaning of the Plan.

             (vi) DETERMINATION OF THE BOARD. The Board shall make all adjustments required under this Section VII(b). All adjustments shall be final, binding and conclusive.

             (vii) LIMITATIONS. The grant of an Award pursuant to the Plan will not in any way affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes to its capital or business structures or to merge or to consolidate or to dissolve, liquidate, sell or transfer all or part of its business or assets.

      (c)    WITHHOLDING OBLIGATIONS

      The Participant or Beneficiary may satisfy any withholding obligation under the Plan or a Plan Agreement by requesting the Company to withhold and not transfer or issue Shares with a Fair Market Value equal to the withholding obligation, otherwise issuable or transferable to the Participant pursuant to the exercise of an Award. The provisions of this
Section VII(c) will apply and be available to any Participant who, on the date of exercise of an Award may be subject, in the Company's opinion, to
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (a "Section 16(b) Optionee") only if, and to the extent that: (i) the Participant requests withholding of the Shares not earlier than six (6) months subsequent to the date of the grant of the Participant; or (ii) the election by the Participant otherwise complies with the exemptive provisions of Rule 16b-3 under the Exchange Act as determined in the sole opinion of the Company's General Counsel. If a Participant is issued Shares without making an election as described in this Section VII(b) and if the date on which the amount of tax withholding is determined is deferred until at least six months after the exercise date of the Award, the Board may require as a condition to issuance of Shares that the Participant tender to the Company the proper number of Shares to satisfy the withholding obligation on the date the tax withholding is determined. Any right or election of a Participant under this Section VII(b) will be subject to the approval of the Board. With respect to persons subject to Section 16 of the Exchange Act, transitions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or any action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

      (d)    RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT

      The Plan and any Award granted under the Plan will not confer upon any Participant any right to continued employment by the Company or its subsidiaries, nor shall the Plan or any Plan Agreement interfere in any way with the right of the Company or its subsidiaries, subject to other agreements with the Participant, to terminate a Participant's employment at any time.

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      (e)    NOTICE TO THE COMPANY OF OPTIONEE'S ELECTION

      Any Participant exercising an election under Section 83 of the Code to have the receipt of Shares hereunder taxed currently, without regard to the restrictions imposed under the Plan or a Plan Agreement or law, must give notice to the Company of the election immediately upon making the election.

      (f)    INDEMNIFICATION OF THE BOARD

      In addition to such other rights of indemnification as they may have as Board members, and to the extent permitted by law, the members of the Board shall be indemnified and held harmless by the Company and each direct or indirect subsidiary of the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by the Company's legal counsel) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except if the Board member is found, in a non-appealable decision, to have been grossly negligent in performing its duties or where the Board member's misconduct is found to be gross, wanton or willful; provided that within sixty (60) days after institution of any action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the action.

      (g)    BENEFICIARY DESIGNATION

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before the Participant receives any or all of the benefits. Each designation will revoke all prior designations by the same Participant, and must be in a form prescribed by the Company and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

      (h)    DEFERRALS

      The Board may permit or require a Participant to defer the receipt of cash or the delivery of Shares that would otherwise be due to the Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If a Participant makes any deferral, the Board shall, in its discretion, establish rules and procedures before paying the deferred amounts.

      (i)    AMENDMENT, MODIFICATION AND TERMINATION

      Subject to the terms of the Plan, the Board may alter, amend, suspend or terminate the Plan in whole or in part. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment may be authorized to the extent that such authority would be inconsistent with the requirements of Section 162(m) of the Code, as from time to time amended. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding the Award.

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      (j)    COMPLIANCE WITH CODE SECTION 162(m)

      At all times when Code Section 162(m) is applicable, all Awards granted under this Plan must comply with the requirements of Code
Section 162(m); provided, however, that if the Board determines that compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, if changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 15, make any adjustments it deems appropriate.

      (k)    PLAN BINDING ON SUCCESSORS

      Except as provided herein, the Plan shall be binding on the successors and assigns of the Company.

      (l)    INTERPRETATION AND GOVERNING LAW

      Whenever necessary or appropriate in this Plan and where the context admits, the singular term and the related pronouns shall include the plural and the masculine and feminine gender. The Plan shall be construed and enforced according to the internal laws of the State of Delaware.

VIII. DEFINITIONS

      (a) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

      (b) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      (d) "Board" or "Board of Trustees" means the Board of Trustees of the Company.

      (e) "Change of Control" shall mean that the members of the Board of Trustees of the Company as of the date of the relevant Plan Agreement fail to constitute a majority of the members of the Board of Trustees of the Company; provided, however, that if a Participant has consented to the appointment or election of an individual who becomes a new member of the Board of Trustees, for purposes of this definition, the new member shall be treated as if he were a member of the Board of Trustees as of the date of the Plan Agreement.

      (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (g) "Committee" means any committee appointed by the Board to administer Awards to Participants. Any such committee shall be comprised entirely of Trustees.

      (h) "Company" means Banyan Strategic Realty Trust, a Massachusetts business trust, including any and all Subsidiaries and Affiliates, and any successor thereto as provided herein.

      (i) "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

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      (j)    "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan or, if no such plan exists, at the discretion of the Board.

      (k) "Effective Date" shall have the meaning ascribed to such term in Section I hereof.

      (l) "Employee" means any employee of the Company or its Subsidiaries or Affiliates. Trustees who are employed by the Company shall be considered Employees under this Plan.

      (m) "Employee Participant" shall mean any Participant who is an Employee.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      (o) "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Award.

      (p)    "Fair Market Value" shall have the meaning set forth in
Section V(D) hereof.

      (q) "Freestanding SAR" means an SAR that is granted independently of any Options.

      (r) "Incentive Stock Option" or "ISO" means an option to purchase Shares and which is designated as an Incentive Stock Option intended to meet the requirements of Code Section 422.

      (s) "Independent Trustee" shall mean a member of the Board who is not an Employee or officer of the Company or its Subsidiaries and who is not an Affiliate of the Company or its Subsidiaries except by virtue of being a member of the Board.

      (t) "Insider" shall mean an individual who is, on the relevant date, an officer, trustee or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

      (u) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares which is not intended to meet the requirements of Code
Section 422.

      (v)    "Option" means an Incentive Stock Option or Nonqualified Stock
Option.

      (w) "Participant" means an Employee or Trustee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

      (x) "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      (y) "Performance Share" means an Award of Shares subject to performance standards.

      (z) "Performance Unit" means an Award of Shares, options or other securities subject to performance standards granted to a Participant.

      (aa)   "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

                                      12


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      (bb)   "Plan Agreement" means the individual agreements entered into between the Company and each Participant receiving grants hereunder and setting forth the terms and conditions applicable to the relevant Award.

      (cc) "Restricted Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way and the Shares are subject to a substantial risk of forfeiture, as provided herein.

      (dd) "Restricted Stock" means an Award Shares subject to restrictions on transfer granted to a Participant.

      (ee) "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan or as determined by the Board.

      (ff) "Shares" means the shares of beneficial interest of the Company.

      (gg) "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR.

      (hh) "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

      (ii) "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which requires forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

      (jj) "Trustee" shall mean a member of the Company's Board of Trustees.

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